THIS LEASE is made between Lessor and Lessee named below as of the later of the dates set forth under their respective signatures.


                             BASIC LEASE PROVISIONS
                             ----------------------
                      ADDENDUM TO PRIOR LEASE DATED 9-1-92
                      ------------------------------------


1.       BUILDING NAME: Birtcher Office Building
         PREMISES ADDRESS: 23676-96 Birtcher Dr., Lake Forest, Ca.

2.       RENTAL AREA:    6,737 Square Feet

3.       BASIC ANNUAL RENT:       Year 1 & 2 -  $1.13 sq. ft. - $91,356
                                  Year 3 & 4 -  $1.18 sq. ft. - $95,400
                                  Year 5     -  $1.23 sq. ft. - $99,444

4.       MONTHLY RENTAL INSTALLMENTS:       Months  1 thru 24 - $7,613
                                            Months 25 thru 48 - $7,950
                                            Months 49 thru 60 - $8,287

5.       TERM:      Five years and 0 months

6.       LEASE COMMENCEMENT DATE:     April 15, 1999

7. Furnishings to remain. Thirty (30) day notice should Lessor decide to remove any furnishing.

8. Utilities in the new space to be divided between Lessor and Lessee on the basis of space utilized.

         Lessor's Space     2,689           Lessee's Space   6,737
                       -----------                         --------

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease, consisting of the foregoing Basic Lease Provisions and Articles 1 through 18 which follow, as of the later of the dates infra.

DATED:  4/15/99                             DATED:  4/15/99
      ---------------------                       ---------------------

LESSOR:                                     LESSEE:

MORTON W. HERRMANN                          PRISM SOFTWARE CORPORATION
23676 Birtcher Drive                        23696 Birtcher Drive
Lake Forest, CA 92630                       Lake Forest, CA 92630
(714) 581-9737

By: /s/ Morton W. Herrmann                  By: /s/ Ted Daniels
   -------------------------------             ----------------------------
    Morton W. Herrmann                          Ted Daniels, President

April 15, 1999

To:      Mort Herrmann
From:    Ted Daniels
Re:      Lease

Mort,

As per our original discussion in reference to the attached addendum's. Prism Software Corporation is ready to sign the five year lease on the Birtcher property with the option (in writing) to terminate the lease in two years with a six month advance notice in writing to you.

I am not aware of any arrangements that you might be making in reference to refinancing this property. However, I would suggest that you fully disclose the terms of this current lease, including the right to early termination, to your lender if you have not already done so.



Ted Daniels
President/CEO
Prism Software Corporation



Agreed to and Accepted by  /s/ Mort Herrmann
                           ----------------------------
                           Mort Herrmann, Lessor


                           /s/ Ted Daniels
                           ----------------------------
                           Ted Daniels for Prism Software, Lessee